UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 14, 2005
                                                          --------------

                              PEOPLES BANCORP INC.
        ---------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Ohio                     0-16772                 31-0987416
----------------------------     ----------------    -------------------------
(State or other jurisdiction     (Commission File    (I.R.S. Employer
      of incorporation)              Number)            Identification Number)

        138 Putnam Street, PO Box 738
                Marietta, Ohio                          45750-0738
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   (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (740) 373-3155
                                                     --------------

                                 Not applicable
    -----------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


                           Index to Exhibits on Page 4

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS
            Item 1.01.  Entry into a Material Definitive Agreement.
            ------------------------------------------------------

CHANGES IN DIRECTORS' FEES

         At the meeting of the Board of Directors (the "Board") of Peoples Bancorp Inc. ("Peoples") held on April 14, 2005, the Board, upon the recommendation of the Compensation Committee, approved changes in the fees to be paid to directors of Peoples and to directors of Peoples' subsidiary bank, Peoples Bank, National Association ("Peoples Bank"). These changes will be effective May 1, 2005.

         The quarterly fee to be paid to each director of Peoples, other than Robert E. Evans and Mark F. Bradley, will be increased from $850 per calendar quarter to $1,000 per calendar quarter; while the meeting fee will be increased from $600 per meeting attended to $1,000 per meeting attended. Messrs. Evans and Bradley will receive no quarterly fees or meeting fees in their respective capacities as employee directors of Peoples.

         Each director of Peoples also serving on the Audit Committee of the Peoples Board will receive $500 for attending each committee meeting of at least 30 minutes duration (up from $400) and continue to receive $100 for attending each committee meeting of less than 30 minutes duration. In addition, the Chair of the Audit Committee of the Peoples Board will receive an additional quarterly fee of $1,250 per calendar quarter. Each director of Peoples also serving on the Compensation Committee of the Peoples Board will receive $500 for attending each committee meeting of at least 30 minutes duration (up from $200) and continue to receive $100 for attending each committee meeting of less than 30 minutes duration. In addition, the Chair of the Compensation Committee of the Peoples Board will receive an additional quarterly fee of $750 per calendar quarter. Each director of Peoples also serving on the Executive Committee of the Peoples Board (other than Robert E. Evans and Mark F. Bradley) or the Governance and Nominating Committee of the Peoples Board will continue to receive $200 for attending each committee meeting of at least 30 minutes duration and $100 for attending each committee meeting of less than 30 minutes duration. Messrs. Evans and Bradley will receive no meeting fees in their respective capacities as members of the Executive Committee of the Peoples Board.

         Each director of Peoples, other than Robert E. Evans and Mark F. Bradley, who also serves as a director of Peoples Bank will continue to receive $600 per calendar quarter as a quarterly fee and will receive $500 for each meeting attended (up from $400 per meeting). Messrs. Evans and Bradley will receive no quarterly fees or meeting fees in their respective capacities as employee directors of Peoples Bank.

         In addition, each director of Peoples, other than Messrs. Evans and Bradley, who also serves as a member of a Peoples Bank Board committee will contine to receive $200 for attending each Peoples Bank Board committee meeting of at least 30 minutes duration and $100 for attending each Peoples Bank Board committee meeting of less than 30 minutes duration. Messrs. Evans and Bradley will receive no meeting fees in their respective capacities as members of any committee of the Peoples Bank Board.

         Directors who travel a distance of more than 50 miles (round trip) to attend a Board or Board committee meeting of Peoples or Peoples Bank will receive a $50 travel fee. A single travel fee of $50 will be paid for multiple meetings occurring on the same day. In addition, if a director of Peoples or Peoples Bank stays overnight to attend a meeting, that director will be reimbursed the actual cost of overnight accommodations.

AUTOMATIC GRANT OF NON-QUALIFIED STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS OF PEOPLES BANCORP INC.

         Pursuant to the terms of the Peoples Bancorp Inc. 2002 Stock Option Plan (the "2002 Plan"), on April 14, 2005, each individual serving as a non-employee director of Peoples (a "Non-Employee Director") was automatically granted a non-qualified stock option (a "Director Option") to purchase 1,155 common shares of Peoples. The Non-Employee Directors of Peoples on April 14, 2005 were: Carl L. Baker, Jr.; George W. Broughton; Frank L. Christy; Wilford D. Dimit; Richard Ferguson; Robert W. Price; Theodore P. Sauber; Paul T. Theisen; Joseph H. Wesel; and Thomas J. Wolf.

         The Director Options have an exercise price of $26.01 (the fair market value of the underlying common shares of Peoples on April 14, 2005) and a ten-year term expiring on April 14, 2015. The Director Options will become fully vested on April 14, 2006. Under the 2002 Plan, if a Non-Employee Director ceases to be a director of Peoples due to death, disability (after completing at least three years of service) or retirement (after completing at least five years of service), the Director Options held by the Non-Employee Director will immediately vest in full and may be exercised until the earlier of 12 months after ceasing to so serve or the expiration date of the Director Options. If a Non-Employee Director voluntarily ceases to serve as a director of Peoples, only those Director Options which are exercisable on the date of termination of service may be exercised by the Non-Employee Director and only for a period of 12 months after the date of termination of service, subject to the expiration date of the Director Options. If a Non-Employee Director's service as a director of Peoples is terminated for cause, the Director Options held by the Non-Employee Director will be immediately forfeited.

         The form of Stock Option Agreement used in connection with the grant of Director Options to Non-Employee Directors of Peoples under the 2002 Plan is filed with this Current Report on Form 8-K as Exhibit 10.2.

AMENDMENT TO INCENTIVE AWARD PLAN

         At the meeting of the Peoples Board held on April 14, 2005, the Board, upon the recommendation of the Compensation Committee, approved an amendment to the Peoples Bancorp Inc. Incentive Award Plan, which has also sometimes been referred to as the Performance Compensation Program (the "Incentive Plan"). Executive officers of Peoples and other employees of Peoples and its subsidiaries are eligible to earn annual incentive awards under the Incentive Plan based upon the achievement of pre-established company, departmental and individual objectives.

         Under the terms of the Incentive Plan, executive officers of Peoples are required to defer for a period of three years 25% of their incentive award otherwise payable under the terms of the Incentive Plan and have the option to defer any remaining portion of their incentive award as well as further defer previous mandatory deferrals until they reach normal retirement age (a "Voluntary Deferral Election"). The amendment to the Incentive Plan which was approved by the Peoples Board on April 14, 2005, affords employees participating in the Incentive Plan the opportunity to make a one-time election, for the 2005 plan year only, (a) to cancel an outstanding Voluntary Deferral Election with respect to amounts deferred after December 31, 2004 or (b) to terminate participation in the Incentive Plan and receive distribution of all accrued benefits under the Incentive Plan. This election is being provided in accordance with the transition relief in respect of new Section 409A of the Internal Revenue Code of 1986, as amended, described in Question 20 of the Guidance Under 409A of the Internal Revenue Code - Notice 2005-1 issued by the United States Department of Treasury.

SECTION 8 - OTHER EVENTS
            Item 8.01.  Other Events.
            -------------------------

         The Annual Meeting of Shareholders (the "Annual Meeting") of Peoples was held on April 14, 2005. At the Annual Meeting, each of the following directors was re-elected by the shareholders of Peoples to serve for a three-year term expiring in 2008: Mark F. Bradley; Frank L. Christy; Theodore P. Sauber; and Joseph H. Wesel.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
            Item 9.01.  Financial Statements and Exhibits.
            ----------------------------------------------

         (a)  and (b) Not applicable
         (c) Exhibits: The following exhibits are filed with this Current Report on Form 8-K:


          Exhibit No.       Description
          -----------       -------------------------------------------------
          10.1              Summary of Cash Compensation Payable to Directors
                            of Peoples Bancorp Inc. Effective May 1, 2005

          10.2 Form of Stock Option Agreement used in connection with grant of non-qualified stock options to Non-Employee Directors of Peoples Bancorp Inc. under the Peoples Bancorp Inc. 2002 Stock Option Plan (reflects adjustments for 10% stock dividend issued on June 28, 2002 and 5% stock dividend issued on August 29, 2003)




                  [Remainder of page intentionally left blank;
                          signature on following page.]

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              PEOPLES BANCORP INC.


Dated:  April 19, 2005            /S/ By: MARK F. BRADLEY
                                          -------------------------------------
                                          Mark F. Bradley
                                          President and Chief Operating Officer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated April 19, 2005

                              Peoples Bancorp Inc.


        Exhibit No.           Description
        -----------           -------------------------------------------------
            10.1              Summary of Cash Compensation Payable to Directors
                              of Peoples Bancorp Inc. Effective May 1, 2005

            10.2 Form of Stock Option Agreement used in connection with grant of non-qualified stock options to Non-Employee Directors of Peoples Bancorp Inc. under the Peoples Bancorp Inc. 2002 Stock Option Plan (reflects adjustments for 10% stock dividend issued on June 28, 2002 and 5% stock dividend issued on August 29, 2003)